UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934

Check the appropriate box:

 [   ]  Preliminary Information Statement


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
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))


 [X] Definitive Information Statement


                               REGAL GROUP, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      (1)    Title of each class of securities to which transaction applies:
      (2)    Aggregate number of securities to which the transaction applies:
      (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)    Proposed maximum aggregate value of transaction:
      (5)    Total fee paid:
[   ] Fee paid previously with preliminary materials
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount previously paid:
      (2)    Form, Schedule or Registration Statement No.:
      (3)    Filing Party:
      (4)    Date Filed:
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                               REGAL GROUP, INC.
                      4/F, Building 1,Anle Industrial Park
                     Nantouguankou Road 2, Nanshan District
                             Shenzhen, China 518052
                             Tel:  86-755-26470266


Dear Stockholders:

     On  November  30,  2010,  the  board of directors of Regal Group, Inc. (the
"Company")  adopted  a  resolution  approving  an  amendment  to  the  Company's
Certificate of Incorporation to change  the Company's corporate name from "Regal
Group Inc." to "UHF Logistics Group, Inc." (the "Name Change").

     Subsequently, the Company obtained the written consent of stockholders representing 67.95% of the Company's common stock issued and outstanding as of November 30, 2010 (the "Majority Stockholders") to effect the above-mentioned
Name Change. A Certificate of Amendment to our Certificate of Incorporation effectuating the Name Change will be filed with the Secretary of State of Nevada
(the "Certificate of Amendment"), and the Name Change will become effective at the close of business on the date it is accepted for filing by the Secretary of State of Nevada. It is anticipated that the Certificate of Amendment will be filed on or about January 5, 2011.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of federal securities laws.
This Information Statement is being mailed on or about December 15, 2010 to all of the Company's stockholders of record as of the close of business on December
14, 2010.



                                              Sincerely,


                                              /s/ Parrish Medley
                                              Name: Parrish Medley
                                              Title: President






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
                             INFORMATION STATEMENT


                               December 13, 2010

                               REGAL GROUP, INC.
                      4/F, Building 1,Anle Industrial Park
                     Nantouguankou Road 2, Nanshan District
                             Shenzhen, China 518052
                             Tel:  86-755-26470266

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished  by  the  Board  of  Directors  of Regal
Group, Inc., a Nevada Corporation (the "Company") to the holders of record as of the close of business on December 14, 2010 (the "Record Date") of the Company's outstanding common stock, par value $0.001 per share (the "Common Stock") pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act") and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by  us.  We will
mail   this   Information  Statement  to  registered  stockholders  and  certain
beneficial  stockholders   where   requested   by  brokerage  houses,  nominees,
custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on November 30, 2010 by the Company's Board of Directors  and  by  the Company's
stockholders holding 67.95% of the Company's Common Stock issued and outstanding on  November  30,  2010  (the "Majority Stockholders").  The Company's Board  of
Directors and the Majority  Stockholders approved the amendment of the Company's
Certificate of Incorporation  to change the Company's corporate name from "Regal
Group, Inc." to "UHF Logistics  Group,  Inc." (the "Name Change").  Accordingly,
all necessary corporate approvals in connection  with  the Name Change have been obtained, and this Information Statement is furnished solely  for the purpose of
informing  the  Company's  stockholders,  in  the  manner  required  under   the
Securities  Exchange Act of 1934, as amended, of this corporate action. Pursuant to Rule 14c-2  under the Exchange Act, the proposals will not be effective until twenty (20) days  after  the  date  this Information Statement is filed with the
Securities and Exchange Commission and a copy thereof is mailed to the Company's stockholders. Therefore, this Information  Statement  is  being  sent to you for informational purposes only.


        THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
       STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
       HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY


The Company's stockholders as of the Record Date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about December 15, 2010.


                             NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, the corporate action described in this Information Statement does not afford our stockholders the opportunity to dissent from the action described herein, or to receive an agreed or judicially appraised value for their shares.




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
NOTICE OF ACTIONS TO BE TAKEN  PURSUANT TO THE WRITTEN CONSENT  OF  STOCKHOLDERS
HOLDING  A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY  IN
LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED NOVEMBER 30, 2010.

TO OUR STOCKHOLDERS:

     NOTICE  IS  HEREBY  GIVEN  that, on November 30, 2010, Regal Group, Inc., a
Nevada corporation (the "Company") obtained the unanimous written consent of its board of directors ("Board of Directors") and on November 30, 2010, obtained the written consent of stockholders holding 67.95% (the "Majority Stockholders") of the voting power of the issued and outstanding shares of the Company's common stock (the "Common Stock") approving the amendment of the Company's Certificate of Incorporation (the "Certificate of Incorporation") changing the Company's corporate name from "Regal Group, Inc." to "UHF Logistics Group, Inc." (the
"Name Change").


                     OUTSTANDING SHARES AND VOTING RIGHTS

     As of November 30, 2010, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 (the "Common Stock"), of which 58,816,666 shares were issued and outstanding.

     Each  share  of Common Stock entitles its holder to one vote on each matter
submitted  to  the  Company's   stockholders.   However,  because  the  Majority
Stockholders have voted in favor  of  the foregoing proposal by resolution dated
November 30, 2010, and having sufficient  voting power to approve such proposals through their ownership of common stock, no  other  stockholder consents will be solicited in connection with this Information Statement.

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Board of Directors and Majority Stockholders have approved an amendment to the Company's Certificate of Incorporation to effectuate the Name Change.

     We intend to file a Certificate of Amendment to our Certificate of Incorporation ("Certificate of Amendment") effectuating the Name Change with the Secretary of State of Nevada. This Certificate of Amendment will become effective at the close of business on the date on which it is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made on or about January 5, 2011.

REASONS FOR THE NAME CHANGE

     The Company's Board of Directors, as well as the Majority Stockholders, believes that the Name Change is in the Company's best interests. The Company believes that the name "Regal Group, Inc." no longer accurately reflects the Company's operations and interests and that the proposed name, "UHF Logistics
Group, Inc." more accurately reflects the Company's strategic direction.

YOU ARE NOT REQUIRED TO EXCHANGE  YOUR  CERTIFICATE(S)  OF REGAL GROUP, INC. FOR
NEW  STOCK  CERTIFICATES REFLECTING OUR NEW NAME OF UHF LOGISTICS  GROUP,  INC.,
ALTHOUGH YOU MAY DO SO IF YOU WISH.


                        EFFECTIVE DATE OF THE AMENDMENT

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Name Change will not be adopted, and will therefore not be effective, until a date at least twenty (20) days after the date on which this Information Statement is filed with the Securities and Exchange Commission and a copy hereof has been mailed to the Company's stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of December 14, 2010 (the "Record Date") on or about December 15, 2010.
Therefore, the  Company  anticipates that the Name Change will be effective, and



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the  Certificate  of  Amendment  will be  filed  with  the Secretary of State of
Nevada, on or around January 5, 2011.

     The  Company  has  asked  brokers  and  other   custodians,   nominees  and
fiduciaries  to forward this Information Statement to the beneficial  owners  of the Company's  Common  Stock  and  will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the December 10, 2010 held by (a) each stockholder who we know to own beneficially 5% or more of our outstanding Common
Stock; (b) all directors; (c) all nominees for director; (d) our executive officers; and (e) all executive officers and directors as a group.

     Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their Common Stock. The percentage of beneficial ownership is based upon 58,816,666 shares of Common
Stock outstanding as of December 10, 2010.


Name and address of beneficial owner       Amount and Nature of Beneficial Ownership Percent of class of Common Stock (1)
Si You (Sammul) SU                         [13,387,300]                              [22.76%]
Chairman and Director
Flat 202, 23 Jin Hong Road
Shenzhen, PRC
Jun (Johnny) TANG                          [1,075,000]                               [1.83%]
CTO
Flat 2331, Building 13
Ting Na Garden, Jianshe Road Shenzhen, PRC
Parrish MEDLEY                             [3,500,000]                               [5.95%]
President and Director
8927 St. Ives Drive
Los Angeles, CA 90069, USA
Eric WILDSTEIN                             [3,000,000]                               [5.10%]
CFO and Director,
3723 E. Maffeo Road
Phoenix, Arizona 89050, USA
ALL OFFICERS AND DIRECTORS                 [20,962,300]                              [35.64%]
AS A GROUP (4 PERSONS)
TOTAL                                      [20,962,300]                              [35.64%]

 (1) In accordance with Securities and Exchange Commission Rules, each person's percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding as of December 10, 2010 plus (b) the number of shares such person has the right to acquire within sixty (60) days of December 10, 2010.





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                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of November 30, 2010, there were 58,816,666 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote per share.

     The Majority Stockholders, as stockholders holding in the aggregate 67.95% of the voting power of our outstanding shares of Common Stock, have approved the Name Change by written consent dated November 30, 2010.


                               VOTING PROCEDURES

     Pursuant   to   the   Nevada   Revised  Statutes  and  our  Certificate  of
Incorporation,  the  affirmative vote of  the  holders  of  a  majority  of  our outstanding Common Stock is sufficient to amend the Certificate of Incorporation, which vote was obtained by the written consent of the Majority Stockholder, as described herein. As a result, the amendment to our Certificate of Incorporation has been approved and no further votes will be needed to effectuate the Name Change.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Certificate of Incorporation relative to the Name Change.


                         DISSENTER'S RIGHT OF APPRAISAL

     Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Name Change.

                  WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at 4/F, Building 1,Anle Industrial Park, Nantouguankou Road 2, Nanshan District, Shenzhen, China 518052.



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                        STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at 4/F, Building 1,Anle Industrial Park, Nantouguankou Road 2, Nanshan District, Shenzhen, China 518052.


                                     For the Board of Directors,

                                     /s/ Parrish Medley
                                     Parrish Medley
                                     Title: President and Director
                                     December 13, 2010



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